UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under § 240.14a-12

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 is being filed to amend and supplement the definitive proxy statement on Schedule 14A that was originally filed by the Registrant with the U.S. Securities and Exchange Commission on October 16, 2026 (“Original DEF 14A Filing”), in connection to the Registrant’s special meeting of shareholders scheduled for November 10, 2026. This Amendment No. 1 is being filed to include the form of proxy card, which was inadvertently omitted from the Original DEF 14A Filing. There are no changes to the notice or proxy statement included in the Original DEF 14A Filing.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
400 PARK AVENUE
NEW YORK, NEW YORK 10022

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03642-S48601

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
2. Elect the Board of Trustees of the Trust. The nominees for election to the board are:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) William D. Fertig
02) Russell S. Reynolds III
03) Michael C. Wachs
04) Michael L. Sapir

	For	Against	Abstain
1. To approve a new investment advisory agreement between the City National Rochdale Select Strategies Fund and ProShare Investment Management LLC ("ProShares").	☐	☐	☐

To transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

T03643-S48601

City National Rochdale Select Strategies Fund
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of City National Rochdale Select Strategies Fund (the "Fund") hereby appoints Frank Bonsignore, Evan Waller and Charles Luke, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on September 18, 2026 at the Special Meeting of Shareholders to be held on November 10, 2026, at 2:30 PM Eastern Time at the offices of RBC Rochdale, 400 Park Avenue, 10th floor, New York, New York 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE